THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM
REGISTRATION  UNDER  THE  ACT  AND  APPLICABLE  STATE  LAW  IS  AVAILABLE.

                             SUBSCRIPTION AGREEMENT

     This Subscription Agreement is made by and between Entellium Investments Ltd., a British Virgin Islands Company (the "Company") and Asia Properties,
Inc.,  a  Nevada  corporation  (the  "Investor").

     The  parties  hereto  agree  as  follows:

                                    Article 1
                                 The Securities

     Section 1.01. The Securities. The securities offered hereby shall consist of two million (2,000,000) Ordinary Shares (the "Shares") of the Company at a purchase price of $0.01 per share. Company and the Investor both acknowledge and agree that the purchase price for the Shares will be paid (i) US $15,000 paid in September 2002, (ii) US $2,500 paid to Speechforms, Inc., on behalf of the Company, in September 2002, and (iii) US $2,500 to be paid by Investor to the Company in accordance with a Note dated as of the date hereof.

Section 1.02. Legends; Registration Under the Securities Act of 1933. The Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). The certificate representing the Shares shall bear the following legend:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM
REGISTRATION  UNDER  THE  ACT  AND  APPLICABLE  STATE  LAW  IS  AVAILABLE.

     This offering is not a public offering and is intended to be made pursuant to Section 4(2) of the Act and Regulation D as promulgated by the Securities and Exchange Commission ("SEC") under the Act. This offering is also intended to be exempt from the registration requirements of various state securities laws. A substantial number of state securities commissions and securities industry associations have established investor suitability standards for marketing private offerings of securities within their respective jurisdictions. Some have also established minimum dollar levels for purchases in their states.

Section 1.03. Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement and the transactions contemplated hereby, including without limitation, the cost of any required filings under the Act, the Exchange Act or any "blue sky" laws, rules and regulations.


     Article  II
     Representations  and  Warranties

     Section 2.01. Investor Representations and Warranties. The Investor hereby makes each and every one of the following representations and warranties:

     (a) Investor has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of the Investor.

(b) Investor is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

     (c)     The  Investor  meets  one  or  more  of the following requirements:
PLEASE  CHECK  AS  MANY  BOXES  THAT  APPLY:

          He or she is a natural person whose individual net worth, or joint net worth with such investor's spouse, exceeds $1,000,000 and either he or she is able to bear the economic risk of investment in the proposed investments or the proposed investments will not exceed 10% of his or her net worth or joint net worth with such investor's spouse;

          He or she is a natural person who had individual income in excess of $200,000 in each of the two most recent years, or joint income with such investor's spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year, and either such investor is able to bear the economic risk of investment in the proposed investments or the proposed investments will not exceed 10% of his or her net worth or joint net worth with such investor's spouse;

          It is an organization described in 501(c)(3) of the Internal Revenue Code of 1986 as amended, (i.e., tax exempt entities), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the proposed investments, with total assets in excess of $5,000,000;

          It is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the proposed investments, whose purchases are directed by a sophisticated person as described under the first alternative above;

          It is a bank as defined in 3(a)(2) of the Securities Act of 1933, or a savings and loan association or other institution as defined in 3(a)(5)(A) of the Securities Act of 1933 whether acting in its individual or fiduciary capacity;

          It is a broker registered pursuant to 15 of the Securities Exchange Act of 1934;

          It is an insurance company as defined in 2(13) of the Securities Act of 1933;

          It is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in 2(a)(48) of that Act;

          It is a Small Business Investment Company licensed by the U.S. Small Business Administration under 301 (c) or (d) of the Small Business Investment Act of 1958;

          It is a private business development company as defined in 202(a)(22) of the Investment Advisers Act of 1940;

          It is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors as described above;

          He  or  she  is  a  director  or  executive  officer  of  the Company;

          It  is  an  entity  in  which  all  the  equity  owners are Accredited
Investors  since  they  are  all  described  above.

     (d)     Investor  has  reviewed  this  Subscription  Agreement  hereto.

     (e) Investor has the financial ability to bear the economic risk of Investor's investment, can afford to sustain a complete loss of such investment, has adequate means of providing for Investor's current needs and personal contingencies and has no need for liquidity in Investor's Investment in the Company.

     (f) Investor will acquire the Shares for Investor's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and Investor has no present intention of distributing or selling to others any of such interest or granting any participation therein, other than pursuant to an effective registration statement under the Act.

     (g) Investor has been given the opportunity to ask questions of and to receive answers from persons acting on the Company's behalf concerning the terms and conditions of this transaction and also has been given the opportunity to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense. As a result, the Investor is cognizant of the financial condition, capitalization, use of proceeds from this bridge financing and the operations and financial condition of the Company, has available full information concerning its affairs and has been able to evaluate the merits and risks of the investment in the Shares.

     (h) The Investor understands and agrees that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or any state or foreign securities laws and are restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Act and under applicable state statutes.

                                   Article III
                                     Notices

     Section 3.01. Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below:

     If  to  the  Company:

     Entellium  Investments  Ltd.
     No.,  45  Block  A,  3rd  Floor
Medan  Setia  1,  Plaza  Damansara,  Bukit  Damansara
     50490  Kuala  Lumpur,  Malaysia

If  to  the  Investor:

     114  West  Magnolia  Street
     #400-114
Bellingham,  WA  98225
USA


                                   Article IV
                                  Miscellaneous

     Section  4.01.

     (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OF CONFLICTS OF LAW.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) This Agreement represents the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

     (c) The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

     (d) Each of the Exhibits attached hereto is hereby incorporated herein as if each of such Exhibits were fully set forth herein in its entirety. Each of such Exhibits is hereby expressly made a part of this Agreement.

     (e) The terms of the offering and of Shares may only be amended or modified by the agreement of Investor.

     (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                        [Signature Follows on Next Page]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement as of the 1st day of August, 2002.


     ENTELLIUM  INVESTMENTS  LTD.


Name:
Title:

     ASIA  PROPERTIES,  INC.


     Name:
     Title: